Summary Prospectus
January 29, 2016

HATTERAS MANAGED FUTURES STRATEGIES FUND

Ticker Symbol:
INSTITUTIONAL CLASS	HMFIX

Before you invest, you may want to review the Hatteras Managed Futures Strategies Fund’s (the “Managed Futures Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at hatterasfunds.com/library/funds.  You can also get this information at no cost by calling 1-877-569-2382 or by sending an email request to clientsupport@hatterasfunds.com.

Investment Objective
The Hatteras Managed Futures Strategies Fund seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets. Effective February 13, 2016, the Fund’s objective will be to seek long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		None
Distribution and Service (Rule 12b-1) Fees		None
Other Expenses		0.88%
Operating Services Fee	0.59%
Interest Expenses and Dividends on Short Positions of Underlying Investments	0.29%
Acquired Fund Fees and Expenses		1.97%
Total Annual Fund Operating Expenses		2.85%
Less: Fee Waivers and Expense Reimbursements		-0.07%
Net Annual Fund Operating Expenses(1)		2.78%
(1)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.49% of the Fund’s average daily net assets (the “Expense Cap”).  Hatteras Funds, LP (the “Advisor”) has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Cap.  The Expense Cap will remain in effect through at least April 30, 2016, and may be terminated only by the Trust’s Board of Trustees.  The Advisor is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, subject to the foregoing expense limits and the expense limits in place at the time of such waiver or reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Managed Futures Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$281	$876	$1,497	$3,171

Portfolio Turnover
The Managed Futures Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Managed Futures Strategies Fund pursues its investment objective by investing primarily in a portfolio of one or more affiliated investment companies (such as the Managed Futures Strategies Portfolio) (the “Underlying Funds”).  The Fund invests its assets in the Underlying Funds consistent with its objective of achieving returns consistent with the broad U.S. equities market with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle.  The Advisor selects sub-advisors for the Underlying Funds and allocates the assets of each Underlying Fund among its respective sub-advisors.  The Fund may also invest in other non-affiliated investment companies primarily including exchange-traded funds (“ETFs”) (collectively, with the Underlying Funds, the “Underlying Investments”).  Such Underlying Investments will primarily be managed futures funds.

The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more of the Underlying Investments. The Fund’s strategy to achieve its objective is to invest, indirectly through its investment in one or more of the Underlying Investments, in the commodities and financial futures markets, as well as the fixed-income securities market.

Other than assets temporarily invested for defensive purposes, the Managed Futures Fund’s assets will be invested in one or more of the Underlying Investments and not directly in the commodities and financial futures markets, or the fixed-income securities market.  The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this Prospectus are those of the Underlying Investments and are applicable to the Fund as a result of the Fund’s investment in the Underlying Investments.  The Fund’s performance and ability to achieve its objective relies on that of the Underlying Investments in which it invests.

The Managed Futures Fund has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as “junk bonds”.  Derivative instruments in which the Fund may invest through its investment in the Underlying Investments include options, futures and swaps.  The Fund, indirectly through its investment in the Underlying Investments, invests in these types of instruments primarily to gain exposure to the commodities market, but also to reduce risk through hedging, or to take market risk.  The Fund may not invest more than 15% of its net assets in illiquid securities.  The Underlying Investments may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

The Advisor seeks to utilize Underlying Investments that employ various investment strategies whose performance is not correlated with major financial market indices.  The Advisor believes that the use of such Underlying Investments may mitigate losses in generally declining markets because the Managed Futures Fund will be invested in one or more Underlying Investments utilizing non-correlated strategies.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  A brief description of the managed futures investment strategy to be employed by the Underlying Investments, including the fixed-income component of the strategy, is included below.

•	Managed Futures

o
Managed Futures – Discretionary. The Underlying Investments may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions.  Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the trading advisor to be inconsistent with expected value.

o
Managed Futures – Systematic. The Underlying Investments may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

•
Fixed Income. The fixed income component of the managed futures strategy invests the Managed Futures Fund’s assets primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio. The fixed income sub-strategy may also include investments in exchange-traded notes (“ETNs”).

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Managed Futures Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Investments use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Investments may use long only or short only strategies. The strategies employed by the Managed Futures Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Managed Futures Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Additionally, the Trust has not requested or received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that subpart F income derived by the Managed Futures Strategies Portfolio of the Underlying Funds Trust from its investment in the subsidiary will constitute qualifying income for the Underlying Funds Trust under Internal Revenue Code section 851(b)(2).  The IRS has granted private letter rulings to 43 regulated investment companies utilizing similar structures.  However, in late July 2011, the IRS indicated that the granting of these private letter rulings is currently suspended pending the issuance of further guidance on the subject by the IRS.  Private letter rulings are binding on the IRS only with respect to the particular taxpayers who obtained the rulings.  Therefore, the Fund and the Underlying Funds Trust are relying instead upon an opinion of counsel that subpart F income derived by the Managed Futures Strategies Portfolio of the Underlying Funds Trust from its investment in the subsidiary should constitute qualifying income for the Underlying Funds Trust under Internal Revenue Code section 851(b)(2).  If the IRS ultimately changes its position regarding the treatment of such income, the Managed Futures Strategies Portfolio of the Underlying Funds Trust will likely need to significantly change its investment strategies, which could adversely affect the Fund.  The Fund will assess available options if and when such occasion arises.

•
Shares of Other Investment Companies Risks: The Managed Futures Fund and the Underlying Investments may invest in or sell short shares of other investment companies, including ETFs, as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Investments.  You will indirectly bear fees and expenses charged by the Underlying Investments in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Derivative Securities Risks: The Underlying Investments may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Investments and therefore the Managed Futures Fund. The Underlying Investments could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Investments are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
Options and Futures Risks: The Underlying Investments may invest in options and futures contracts. The Underlying Investments also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Investments bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Investments may have difficulty closing out their positions.

•
Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Underlying Investments.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•
Swap Agreement Risks: The Underlying Investments may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Investments bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

•
High Portfolio Turnover Rate Risk: The Underlying Investments’ and the Managed Futures Fund’s investment strategy may result in high turnover rates.  In addition, the Underlying Investments’ and the Fund’s portfolio turnover rate may increase in response to meeting liquidity needs or increased market volatility, or both.  A high portfolio turnover rate may increase the Underlying Investments’ and respectively, the Fund’s short-term capital appreciation and increase brokerage commission costs. To the extent that the Underlying Investments and the Fund experience an increase in brokerage commissions due to a higher turnover rate, the performance of the Underlying Investments and respectively, the Fund, could be negatively impacted by the increased expenses incurred by the Underlying Investments and respectively, the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

•
Industry Concentration Risks. The Managed Futures Fund, through its investment in the Underlying Investments, concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Underlying Investments were diversified across different sectors and markets.  The Fund may also have significant exposure to instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries).

Performance
The following performance information indicates some of the risks of investing in the Managed Futures Fund. The bar chart shows the Fund’s performance from year to year and the table illustrates how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns
During the period of time shown in the bar chart, the Managed Futures Fund’s highest quarterly return was 4.77% for the quarter ended June 30, 2013, and the lowest quarterly return was -3.78% for the quarter ended June 30, 2014.

Average Annual Total Returns
For the Periods Ended December 31, 2014
	1 Year	Since Inception (9/27/2012)
Return Before Taxes	-4.29%	0.32%
Return After Taxes on Distributions	-4.29%	-5.05%
Return After Taxes on Distributions and Sale of Fund Shares	-2.43%	-2.06%
HFRX Macro: Sys. Div. CTA Index (reflects no deduction for fees, expenses, or taxes)	3.16%	-0.45%
Barclay’s Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	1.78%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor:  Hatteras Funds, LP is the investment advisor of the Fund.

Portfolio Managers:  The Fund is managed by the following co-portfolio managers.

Portfolio Managers	Years of Service with the Fund	Primary Title
Michael P. Hennen, CFA	2	Director, Portfolio Management
Roger Tyler Powers, III, CFA	2	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Managed Futures Fund shares on any business day by written request via mail (Hatteras Managed Futures Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class	$1 million	None

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If shareholders purchase the Managed Futures Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and financial adviser to recommend the Fund over another investment. Ask a financial adviser or visit your financial intermediary’s website for more information.